Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01

                            Monthly Operating Report
    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                            Document      Explanation
REQUIRED DOCUMENTS                                                           Form No.       Attached       Attached
------------------                                                           --------       --------       --------
Schedule of Cash Receipts and Disbursements                                MOR - 1             X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)
     Copies of Bank Statements                                                                 X
     Cash disbursements journals
Statement of Operations                                                    MOR - 2             X
Balance Sheet                                                              MOR - 3             X
Status of Postpetition Taxes                                               MOR - 4             X
     Copies of IRS Form 6123 or payment receipt
     Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR - 4             X
     Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                               MOR - 5             X
Debtor Questionnaire                                                       MOR - 5             X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


------------------------------------------                           -----------
Signature of Debtor                                                  Date


------------------------------------------                           -----------
Signature of Joint Debtor                                            Date

     /s/ Larry A. Ford                                                 12/21/01
------------------------------------------                           -----------
Signature of Authorized Individual*                                  Date

     LARRY A. FORD                                          DIRECTOR
------------------------------------------        ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.



12/21/2001                                                              Form MOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01

                  Schedule of Cash Receipts and Disbursements

                                                                                                                Cumulative
                                                                           Prior Months -    Current Month    Filing to Date
                                                                             Cumulative
                                                                                                 Actual           Actual
                                                                           --------------   --------------   --------------
Cash - Beginning of Month(1)                                               $         --     $   654,000.00   $   654,000.00
Receipts(2)
ATC Trade Cash Receipts                                                    $31,456,210.20   $17,698,528.78   $49,154,738.98
Oregon Trade Cash Receipts                                                     839,741.58        81,381.14       921,122.72
New York Trade Cash Receipts                                                   417,404.78       182,793.98       600,198.76
Neenah Trade Cash Receipts                                                     401,928.78       127,071.73       529,000.51
ATM Tennessee Trade Cash Receipts                                               60,000.00             --          60,000.00
PPA Trade Cash Receipts                                                      2,137,249.39       733,015.63     2,870,265.02
ATC Non A/R Cash Receipts (Checks)                                             103,065.93        83,628.25       186,694.18
ATC Non A/R Cash Receipts (Wires)                                               77,701.71     3,701,640.00     3,779,341.71
     Total Receipts                                                        $35,493,302.37   $22,608,059.51   $58,101,361.88
                                                                           ==============   ==============   ==============

Disbursements
Payroll related                                                            $10,259,035.63   $ 5,783,164.00   $16,042,199.63
Raw Materials/Supplies etc                                                   7,051,069.77     4,862,912.00    11,913,981.77
Utilities                                                                      627,765.67       710,735.00     1,338,500.67
Freight                                                                      3,662,924.45     1,758,735.00     5,421,659.45
Equipment/Leases                                                               307,874.05       231,475.00       539,349.05
SG&A                                                                         1,218,733.70     2,648,001.00     3,866,734.70
Transfers to Secured Lenders' Escrow Accounts (3)                            2,785,000.00     3,246,872.28     6,031,872.28
Net Payment to Secured Lenders Line of Credit                                9,580,899.10     1,505,466.00    11,086,365.10
     Total Disbursements                                                   $35,493,302.37   $20,747,360.28   $56,240,662.65
                                                                           ==============   ==============   ==============

Net Cash Flow                                                              $         --     $ 1,860,699.23   $ 1,860,699.23
                                                                           ==============   ==============   ==============

Cash - End of Month                                                        $         --     $ 2,514,699.23   $ 2,514,699.23
                                                                           ==============   ==============   ==============

Disbursements for Calculating U.S. Trustee Quarterly
Fees (From Current Month Column)
Total Disbursements                                                                                          $20,747,360.28
                                                                                                             --------------
     Less: Transfers to Debtor In Possession Accounts                                                                  --
     Plus: Estate Disbursements Made by Outside Sources                                                                --
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                              $20,747,360.28
                                                                                                             ==============

Notes:

(1) Beginning cash balance is reported on a bank basis as of 10/31/01 as reported on the Balance Sheet from the previous MOR and does not reflect the ending cash balance as reported on the Schedule of Cash Receipts and Disbursements from the previous MOR.

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

(3) Transfers relate to the amount of funds placed in a segregated bank account ("Professional Fees Account") owned and controlled by the Agent of the Secured Lenders for professional fees as set forth by the Stipulation and Fifth Interim Order authorizing Secured Post-Petition Financing, as well as funds placed in two additional segregated bank accounts ("Rents / Lease Account" and "Employee Benefits / Insurance Account") controlled by the Agent of the Secured Lenders.


                                  Page 2 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01

                            Bank Reconciliation (1)


                                               Bank Accounts

Balance Per Books               $   --       $   --       $   --       $   --
Bank Balance                        --           --           --           --
Plus: Deposits In Transit           --           --           --           --
Less: Outstanding Checks            --           --           --           --
Other                               --           --           --           --
Adjusted Bank Balance           $   --       $   --       $   --       $   --
                                ======       ======       ======       ======

Notes:

(1) See attached copies of all DIP Bank Statements.


Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 3 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                              Form MOR - 1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01


                       Statement of Operations (in 000's)


NET SALES:
     Outside                                                     $       16,213
     Rental Income                                                           14
                                                                 --------------
                                                                         16,227
                                                                 --------------
COST OF SALES:
     Outside                                                             20,940
                                                                 --------------

GROSS PROFIT / (LOSS)                                                    (4,713)

SG&A EXPENSES:
     Freight                                                              1,760
     Customs & Commissions                                                  239
     Selling & Marketing                                                    447
     Administrative                                                       4,655
                                                                 --------------
                                                                          7,101
                                                                 --------------

OPERATING PROFIT / (LOSS)                                               (11,814)

Restructuring Charges                                                     2,561
Interest Expense(1)                                                         749

                                                                 --------------
NET PROFIT / (LOSS)                                              $      (15,124)
                                                                 ==============

Notes:

(1) Assumes no interest payments to Senior Secured Note Holders.


                                  Page 4 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01


                    Balance Sheet as of 11/30/01 (in 000's)


ASSETS
Current Assets:
     Cash and cash equivalents                                    $       2,515
     Accounts Receivable, net of allowance                               21,934
     Inventories (1)
          Raw Materials                                                  24,637
          Supplies Inventory                                              5,328
          Work-in-process                                                   300
          Finished goods                                                 33,980
                                                                  -------------
               Total Inventories                                         64,245

     Prepaid expenses and other current assets                              263
                                                                  -------------
               Total Current Assets                                      88,957

Property Plant & Equipment
          Machinery and Equipment                                       248,748
          Building and Building Improvements                             28,095
          Leasehold Improvements                                          6,060
          Land                                                            8,745
          Construction in Progress                                       30,565
                                                                  -------------
               Total Property, Plant and Equipment                      322,213
          Less: Accumulated Depreciation                                (74,743)
                                                                  -------------
               Property, Plant & Equipment, net                         247,470

Due from Related Parties, net
     Affiliated Entities                                                 31,693
          Inventory / Mexico                                              5,774
     Beneficial Stockholders                                              1,166
                                                                  -------------
Due from Related Parties, net (2)                                        38,633

Deferred Costs, net
     Total Deferred Costs                                                13,023
     Less: Accumulated Amortization                                      (4,987)
                                                                  -------------
          Total Deferred Costs, net                                       8,036

Other Assets                                                                346
                                                                  -------------
          Total Assets                                            $     383,442
                                                                  =============

Notes:

(1) Physical inventory count as of 11/30/01. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed. As a result, a material portion of these assets are potentially uncollectable.


                                  Page 5 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01

                    Balance Sheet as of 11/30/01 (in 000's)


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

     Accounts Payable Trade                                               1,197
     Accounts Payable Accrual (Prof Fee's)                                  665
     Accrued Expenses (1)                                                 3,235
                                                                  -------------

Total Liabilities:                                                        5,097

Liabilities Subject to Compromise:
     Notes Payable (Bank Group Line of Credit at 11/30/01)        $     128,950
     Accounts Payable Trade                                             122,532
     Accrued Expenses                                                    12,593
     Accrued Fringes                                                      6,380
     Senior Secured Notes Payable                                       160,535
     Other Long term Liabilities                                         13,226
     Mortgage Loans Payable                                              24,082
     Capitalized Lease Obligations                                        2,977
                                                                  -------------
Total Liabilities Subject to Compromise:                                471,275

Stockholders' Equity
     Common Stock                                                         1,605
     Additional paid in capital                                          66,252
     Retained Earnings                                                 (134,889)
     Current Earnings                                                   (25,898)
                                                                  -------------
          Total Stockholders Equity                                     (92,930)

                                                                  -------------
     Total Liabilities and Stockholders Equity                    $     383,442
                                                                  =============

Notes:

(1) See Footnote (1) on Summary of Unpaid Postpetition Debts


                                  Page 6 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01


                          Summary of Postpetition Taxes

                                                 Beginning     Amount Witheld    Amount       Date         Check No.     Ending Tax
                                               Tax Liability    or Accrued        Paid        Paid(1)       or EFT(1)     Liability
                                               -------------    ----------     ----------    ---------     ---------     ----------
Federal
Withholding                                      $     --       $  648,440     $  648,440    See Notes     See Notes     $     --
FICA - Employee                                        --          398,238        398,238    See Notes     See Notes           --
FICA - Employer                                        --          398,238        398,238    See Notes     See Notes           --
Unemployment                                           --            1,260          1,260    See Notes     See Notes           --
Income                                                 --             --             --                                        --
Other: Corporate (2)                                 17,700           --             --                                      17,700
   Total Federal Taxes                           $   17,700     $1,447,176     $1,447,176                                $   17,700
                                                 ==========     ==========     ==========    =========     =========     ==========

State and Local
Withholding                                      $     --       $  155,634     $  155,634    See Notes     See Notes     $     --
Sales                                                  --             --             --                                        --
Excise                                                 --             --             --                                        --
Unemployment                                           --            6,829          6,829    See Notes     See Notes           --
Real Property (Property Taxes) (2)                1,047,300        559,700           --                                   1,607,000
Personal Property                                      --             --             --                                        --
Other:                                                 --               29             29    See Notes     See Notes           --
   Total State and Local                         $1,047,300     $  722,192     $  162,492                                $1,607,000
                                                 ----------     ----------     ----------    ---------     --------      ----------
Total Taxes                                       1,065,000     $2,169,368     $1,609,668                                $1,624,700
                                                 ==========     ==========     ==========    =========     ========      ==========

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 11/01/01, 11/08/01, 11/15/01, 11/21/01, and 11/29/01.
Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.


                      Summary of Unpaid Postpetition Debts

                                                                                Number of Days Past Due
                                                                  ----------------------------------------------------
                                                       Current       0 - 30      31 - 60       61 - 90       Over 90        Total
                                                    ----------    ----------    ----------    ----------    ----------    ----------
Accounts Payable                                    $1,164,641    $   32,359    $   --        $  --        $  --          $1,197,000
Wages Payable                                       $1,610,000          --          --           --           --           1,610,000
Taxes Payable                                          559,700     1,065,000        --           --           --           1,624,700
Rent / Leases - Building (1)                  To Be Determined          --          --           --           --                --
Rent / Leases - Equipment (1)                 To Be Determined          --          --           --           --                --
Secured Debt / Adequate Protection Payments               --            --          --           --           --                --
Professional Fees (2)                                  665,000          --          --           --           --             665,000
Amounts Due to Insiders                                   --            --          --           --           --                --
Other:                                                    --            --          --           --           --                --
Other:                                              ----------    ----------    ------        -----        -----          ----------
Total Postpetition Debts                            $3,999,341    $1,097,359    $   --        $  --        $  --          $5,096,700
                                                    ==========    ==========    ======        =====        =====          ==========

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

(2) Based on budgeted fees for professionals that have not been funded to the segregated "Professional Fees Account". Actual professional fees are subject to court approval and the normal procedures for filing a Fee Application.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 7 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01


                  Accounts Receivable Reconciliation And Aging


Accounts Receivable Reconciliation (1)                                  Amount
                                                                        ------

Total Accounts Receivable at the beginning of the
     reporting period                                               $26,206,461

+ Amounts billed during the period                                   16,213,000

- Amounts collected during the period                                18,822,791

- Adjustments (Resulting from prior period sales
     allowances, rebates and incentives)                              1,662,308

Total Accounts Receivable at the end of the reporting period        $21,934,362


Accounts Receivable Aging                                               Amount
                                                                        ------

0 - 30 days old                                                     $13,734,421

31 - 60 days old                                                      5,355,560

61 - 90  days  old                                                    2,459,432

91+  days  old                                                       32,384,949

Total  Accounts Receivable                                           53,934,362

Bad Debt Reserve                                                    (32,000,000)

Accounts  Receivable  (Net)                                         $21,934,362


(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.





                                  Page 8 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 11/01/01 - 11/30/01

                    Debtor Questionnaire


Must be completed each month                                       Yes       No
                                                                   ---       --

1. Have any assets been sold or transferred outside the
normal course of business this reporting period? If yes,
provide an explanation below.                                                 X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If
yes, provide an explanation below.                                            X

3. Have all postpetition tax returns been timely filed? If
no, provide an explanation below.                                    X

4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                   X


                                  Page 9 of 9
                     Unaudited - Subject to Material Change


12/21/2001                                              Form MOR - 5 (continued)

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                       Notes to Monthly Operating Report
                   November 1, 2001 through November 30, 2001


1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of November 1, 2001 through November 30, 2001, is unaudited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from November 1, 2001 through November 30, 2001, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

for the period from November 1, 2001 through November 30, 2001 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending October 31,
     2001):

                                                                     ($000s)
                                                                    ---------
           Notes Payable (Bank Group Line of Credit @ 11/30/01)     $ 128,950
           Accounts Payable - Trade                                   122,532
           Accrued Expenses                                            12,593
           Accrued Fringes                                              6,380
           Senior Secured Notes payable                               160,535
           Other Long Term Liabilities                                 13,226
           Mortgage Loans Payable                                      24,082
           Capitalized Lease Obligations                                2,977
                                                                    ---------
           TOTAL                                                    $ 471,275
                                                                    =========

                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                            Monthly Operating Report
    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                            Document      Explanation
REQUIRED DOCUMENTS                                                           Form No.       Attached       Attached
                                                                             --------       --------       --------
Schedule of Cash Receipts and Disbursements                                MOR - 1             X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)
     Copies of Bank Statements                                                                 X
     Cash disbursements journals
Statement of Operations                                                    MOR - 2             X
Balance Sheet                                                              MOR - 3             X
Status of Postpetition Taxes                                               MOR - 4             X
     Copies of IRS Form 6123 or payment receipt
     Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR - 4             X
     Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                               MOR - 5             X
Debtor Questionnaire                                                       MOR - 5             X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

------------------------------------------                           -----------
Signature of Debtor                                                  Date


------------------------------------------                           -----------
Signature of Joint Debtor                                            Date

     /s/ Larry A. Ford                                                 1/30/02
------------------------------------------                           -----------
Signature of Authorized Individual*                                  Date

     LARRY A. FORD                                          DIRECTOR
------------------------------------------        ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


1/28/2002                                                               Form MOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                  Schedule of Cash Receipts and Disbursements

                                                                                                                Cumulative
                                                                           Prior Months -    Current Month    Filing to Date
                                                                             Cumulative
                                                                                                 Actual           Actual
                                                                           --------------   --------------   --------------
Cash - Beginning of Month(1)                                               $   654,000.00   $ 8,385,515.99   $   654,000.00
                                                                           ==============   ==============   ==============

Receipts(2)
ATC Trade Cash Receipts                                                    $49,154,738.98   $13,934,702.01   $63,089,440.99
Oregon Trade Cash Receipts                                                     921,122.72        47,588.68       968,711.40
New York Trade Cash Receipts                                                   600,198.76             --         600,198.76
Neenah Trade Cash Receipts                                                     529,000.51       212,530.80       741,531.31
ATM Tennessee Trade Cash Receipts                                               60,000.00             --          60,000.00
PPA Trade Cash Receipts                                                      2,870,265.02       774,147.56     3,644,412.58
ATC Non A/R Cash Receipts (Checks)                                             186,694.18        74,542.44       261,236.62
ATC Non A/R Cash Receipts (Wires)                                            3,779,341.71     4,940,651.36     8,719,993.07
   Total Receipts                                                          $58,101,361.88   $19,984,162.85   $78,085,524.73
                                                                           ==============   ==============   ==============

Disbursements
Payroll related                                                            $16,042,199.63   $ 4,203,641.00   $20,245,840.63
Raw Materials/Supplies etc.                                                 11,913,981.77     2,804,941.00    14,718,922.77
Utilities                                                                    1,338,500.67     1,138,931.00     2,477,431.67
Freight                                                                      5,421,659.45     1,942,613.00     7,364,272.45
Equipment Leases/Rent                                                          539,349.05       769,814.48     1,309,163.53
Mortgages                                                                            --         132,833.00       132,833.00
Insurance                                                                            --         996,248.00       996,248.00
SG&A                                                                         3,866,734.70     1,163,085.79     5,029,820.49
Professional Fees                                                              161,055.52       673,745.82       834,801.34
Net Payment to Secured Lenders Line of Credit                               11,086,365.10     4,353,823.25    15,440,188.35
   Total Disbursements                                                     $50,369,845.89   $18,179,676.34   $68,549,522.23
                                                                           ==============   ==============   ==============
Net Cash Flow                                                              $ 7,731,515.99   $ 1,804,486.51   $ 9,536,002.50
                                                                           ==============   ==============   ==============
Cash - End of Month                                                        $ 8,385,515.99   $10,190,002.50   $10,190,002.50
                                                                           ==============   ==============   ==============

Disbursements for Calculating  U.S. Trustee Quarterly
Fees (From Current Month Column)
Total Disbursements                                                                                          $18,179,676.34
                                                                                                             --------------
     Less: Transfers to Debtor In Possession Accounts                                                                   --
     Plus: Estate Disbursements Made by Outside Sources                                                                 --
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                              $18,179,676.34
                                                                                                             ==============

Notes:

(1) Beginning cash balance has been restated to include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", Employee Benefits" and "Insurance". The ending cash balance for the prior month does not reflect the ending cash balance as reported on the Schedule of Cash Receipts and Disbursments from the previous MOR.

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

                                  Page 2 of 10
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                 Schedule of Cash Disbursements by Debtor Entity

                                                           Prior Months     Current Month      One Month
                                                Case #     Cumulative          Actual            Actual
                                                ------     ----------          ------            ------

Entity:
American Tissue Inc                             01-10370   $         --     $         --     $         --
American Tissue Corp                            01-10372             --      12,865,016.34    12,865,016.34
American Tissue Mills of Oregon, Inc.           01-10375             --          25,702.00        25,702.00
American Tissue Mills of Neenah LLC             01-10377             --       3,382,771.00     3,382,771.00
American Tissue Mills of New Hampshire, Inc     01-10380             --          74,286.00        74,286.00
American Tissue Mills of Tennessee LLC          01-10382             --         165,204.00       165,204.00
American Tissue Mills of Wisconsin, Inc.        01-10386             --               --               --
American Tissue Mills of New York, Inc.         01-10389             --          36,448.00        36,448.00
American Tissue Mills of Greenwich LLC          01-10390             --          21,105.00        21,105.00
American Cellulose Mills Corp.                  01-10391             --         215,676.00       215,676.00
Saratoga Realty LLC                             01-10392             --          23,397.00        23,397.00
Tagsons Papers, Inc.                            01-10393             --               --               --
Calexico Tissue Company LLC                     01-10394             --          54,865.00        54,865.00
Unique Financing LLC                            01-10395             --               --               --
Coram Realty LLC                                01-10396             --               --               --
Hydro of America LLC                            01-10398             --               --               --
Engineers Road, LLC                             01-10399             --               --               --
Landfill of America LLC                         01-10402             --               --               --
Gilpin Realty Corp.                             01-10403             --               --               --
Paper of America LLC                            01-10405             --               --               --
Grand LLC                                       01-10406             --          54,571.00        54,571.00
Pulp of America                                 01-10407             --               --               --
Markwood LLC                                    01-10408             --               --               --
Railway of America LLC                          01-10409             --               --               --
100 Realty Management LLC                       01-10410             --               --               --
American Tissue - New Hampshire Electric Inc.   01-10412             --               --               --
Berlin Mills Railway, Inc.                      01-10415             --               --               --
Pulp & Paper of America LLC                     01-10416             --       1,260,635.00     1,260,635.00


          Total Disbursements by Entity                    $         --     $18,179,676.34   $18,179,676.34
                                                           ============     ==============   ==============


                                  Page 3 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                               Form MOR - 1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                            Bank Reconciliation (1)


                                               Bank Accounts
Balance Per Books               $   --       $   --       $   --       $   --
Bank Balance                        --           --           --           --
Plus: Deposits In Transit           --           --           --           --
Less: Outstanding Checks            --           --           --           --
Other                               --           --           --           --
Adjusted Bank Balance           $   --       $   --       $   --       $   --
                                ======       ======       ======       ======
Notes:

(1) See attached copies of all DIP Bank Statements.


Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 4 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                               Form MOR - 1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01


                       Statement of Operations (in 000's)


NET SALES:
          Outside                                                      $ 13,744
          Rental Income                                                      14
                                                                       --------
                                                                         13,758
                                                                       --------
COST OF SALES:
          Outside                                                        18,964
                                                                       --------

GROSS PROFIT / (LOSS)                                                    (5,206)

SG&A EXPENSES:
          Freight                                                         1,942
          Customs & Commissions                                             219
          Selling & Marketing                                               114
          Administrative                                                  3,132
                                                                       --------
                                                                          5,407
                                                                       --------

OPERATING PROFIT / (LOSS)                                               (10,613)

Restructuring Charges                                                     1,840
Interest Expense (1)                                                        748

                                                                       --------
NET PROFIT / (LOSS)                                                    $(13,201)
                                                                       ========


Notes:

(1) Assumes no interest payments to Senior Secured Note Holders.



                                  Page 5 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                                          Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01


                     Balance Sheet as of 12/31/01 (in 000's)

ASSETS
  Current Assets:
        Cash and cash equivalents                                     $   3,227
        Segregated Cash                                                   6,963
        Accounts Receivable, net of allowance                            20,709
        Inventories (1)
             Raw Materials                                               22,363
             Supplies Inventory                                           5,328
             Work-in-process                                                300
             Finished goods                                              26,902
                                                                      ---------
              Total Inventories                                          54,893

        Prepaid expenses and other current assets                           755
                                                                      ---------
              Total Current Assets                                       86,547

  Property Plant & Equipment
             Machinery and Equipment                                    248,490
             Building and Building Improvements                          28,095
             Leasehold Improvements                                       6,060
             Land                                                         8,745
             Construction in Progress                                    31,229
                                                                      ---------
              Total Property, Plant and Equipment                       322,619
             Less: Accumulated Depreciation                             (76,169)
                                                                      ---------
              Property, Plant & Equipment, net                          246,450

  Due from Related Parties, net
        Affiliated Entities                                              31,693
              Inventory / Mexico                                          5,774
        Beneficial Stockholders                                           1,166
              Reserve for Due from Related Parties                      (37,467)
                                                                      ---------
  Due from Related Parties, net (2)                                       1,166

  Deferred Costs, net
        Total Deferred Costs                                             12,402
        Less: Accumulated Amortization                                   (5,147)
                                                                      ---------
              Total Deferred Costs, net                                   7,255

  Other Assets                                                            4,822
                                                                      ---------
               Total Assets                                           $ 346,240
                                                                      =========


Notes:

(1) Physical inventory count as of 12/31/01. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result, with the exception of the receivable from Beneficial Stockholders (still being reviewed) these assets have been fully reserved.

                                  Page 6 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                                          Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01


                     Balance Sheet as of 12/31/01 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

        Accounts Payable Trade                                            1,871
        Accounts Payable Accrual (Prof Fee's)                             6,566
        Senior Secured Notes - Post-Petition Funding                      8,642
        Accrued Expenses (1)                                              3,900
                                                                      ---------

 Total Liabilities:                                                      20,979

 Liabilities Subject to Compromise:
        Notes Payable (Bank Group Line of Credit at 12/31/01) (2)     $ 124,596
        Accounts Payable Trade                                          127,525
        Accrued Expenses                                                 12,913
        Accrued Fringes                                                   7,858
        Senior Secured Notes Payable                                    160,535
        Other Long term Liabilities                                      13,226
        Mortgage Loans Payable                                           24,604
        Capitalized Lease Obligations                                     2,672
                                                                      ---------
 Total Liabilities Subject to Compromise:                               473,929

  Stockholders' Equity
        Common Stock                                                      1,605
        Additional paid in capital                                       66,252
        Retained Earnings                                              (176,634)
        Current Earnings                                                (39,891)
                                                                      ---------
              Total Stockholders Equity                                (148,668)

                                                                      ---------
        Total Liabilities and Stockholders Equity                     $ 346,240
                                                                      =========

Notes:

(1) See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.



                                  Page 7 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                                          Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01


                          Summary of Postpetition Taxes


                                                 Beginning     Amount Witheld    Amount       Date         Check No.     Ending Tax
                                               Tax Liability    or Accrued        Paid        Paid(1)      or EFT(1)     Liability
                                               -------------    ----------     ----------    ---------     ---------     ----------
Federal
Withholding                                     $     --       $  462,119     $  462,119     See Notes     See Notes     $      --
FICA - Employee                                       --          262,687        262,687     See Notes     See Notes            --
FICA - Employer                                       --          262,688        262,688     See Notes     See Notes            --
Unemployment                                          --              234            234     See Notes     See Notes            --
Income                                                --             --             --                                          --
Other:  Corporate (2)                               17,700           --             --                                        17,700
   Total Federal Taxes                          $   17,700     $  987,728     $  987,728                                 $    17,700
                                                ==========     ==========     ==========     =========     =========     ===========



State and Local
Withholding                                     $     --       $  131,820     $  131,820     See Notes     See Notes     $      --
Sales                                                 --             --             --                                          --
Excise                                                --             --             --                                          --
Unemployment                                          --            3,570          3,570     See Notes     See Notes            --
Real Property (Property Taxes) (2)               1,607,000        538,000           --                                     2,145,000
Personal Property                                     --             --             --                                          --
Other:                                                --             --             --       See Notes     See Notes            --
   Total State and Local                        $1,607,000     $  673,390     $  135,390                                 $ 2,145,000
                                                ----------     ----------     ----------     ---------     ---------     -----------
Total Taxes                                     $1,624,700     $1,661,118     $1,123,118                                 $ 2,162,700
                                                ==========     ==========     ==========     =========     =========     ===========


Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 12/06/01, 12/13/01, 12/20/01, and 12/27/01. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.


                      Summary of Unpaid Postpetition Debts

                                                                                Number of Days Past Due
                                                                  ----------------------------------------------------
                                                       Current       0 - 30      31 - 60       61 - 90       Over 90       Total
                                                       -------       ------      -------       -------       -------       -----
Accounts Payable                                    $ 1,862,757    $  8,243     $     --      $   --        $  --        $ 1,871,000
Wages Payable                                           632,000        --             --          --           --            632,000
Taxes Payable                                           538,000     559,700        559,700     505,300         --          2,162,700
Rent / Leases - Building (1)                   To Be Determined        --             --          --           --               --
Rent / Leases - Equipment (1)                  To Be Determined        --             --          --           --               --
Secured Debt / Adequate Protection Payments             190,643        --             --          --           --            190,643
Senior Secured Notes  - Post-Petition Funding         8,642,291        --        8,642,291
Professional Fees                                     6,566,000        --             --          --           --          6,566,000
Amounts Due to Insiders                                    --          --             --          --           --               --
Mortgage Interest Payable                               156,000     136,000        134,000      17,000         --            443,000
Accrued Insurance                                       412,311     412,311
Other:                                                   59,131        --             --          --           --             59,131
Total Postpetition Debts                            $19,059,133    $703,943     $  693,700    $522,300      $  --        $20,979,076
                                                    ===========    ========     ==========    ========      =====        ===========



Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.


Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                                          Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                  Accounts Receivable Reconciliation And Aging


Accounts Receivable Reconciliation (1)                                  Amount
                                                                        ------
Total Accounts Receivable at the beginning of the
     reporting period                                                $21,934,362

+ Amounts billed during the period                                    13,744,000

- Amounts collected during the period                                 14,968,969

- Adjustments (Resulting from prior period sales
     allowances, rebates and incentives)                                    --

Total Accounts Receivable at the end of the reporting period         $20,709,393
                                                                     ===========


Accounts Receivable Aging                                               Amount
                                                                        ------
0 - 30 days old                                                    $ 10,317,544

31 - 60 days old                                                      5,431,855

61 - 90 days old                                                      3,725,617

91+ days old                                                         31,464,177

Total Accounts Receivable                                            50,939,193

Bad Debt Reserve                                                    (30,229,800)

Accounts Receivable (Net)                                          $ 20,709,393
                                                                   ============

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
                     Unaudited - Subject to Material Change


12/21/2001                                                          Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                    Reporting Period: 12/01/01 - 12/31/01

                    Debtor Questionnaire

Must be completed each month                                       Yes       No
                                                                   ---       --
1. Have any assets been sold or transferred outside the
normal course of business this reporting period? If yes,
provide an explanation below.                                                 X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If
yes, provide an explanation below.                                            X

3. Have all postpetition tax returns been timely filed? If
no, provide an explanation below.                                             X

4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                   X


Notes:

The Debtors have not yet filed their FY 2001 Federal Income Taxes. The Debtors are attempting to obtain all of the pertinent information in order to file their FY 2001 Federal Income Taxes.





                                  Page 10 of 10
                     Unaudited - Subject to Material Change


1/28/2002                                               Form MOR - 5 (continued)

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                       Notes to Monthly Operating Report
                   December 1, 2001 through December 31, 2001



1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01- 10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01- 10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of December 1, 2001 through December 31, 2001, is unaudited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from December 1, 2001 through December 31, 2001, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

for the period from December 1, 2001 through December 31, 2001 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending November 30,
     2001):

                                                                      ($000s)
                                                                      -------
           Notes Payable (Bank Group Line of Credit @ 12/31/01)     $ 124,596
           Accounts Payable - Trade                                   127,525
           Accrued Expenses                                            12,913
           Accrued Fringes                                              7,858
           Senior Secured Notes payable                               60,535
           Other Long Term Liabilities                                 13,226
           Mortgage Loans Payable                                      24,604
           Capitalized Lease Obligations                                2,672
                                                                    ---------
           TOTAL                                                    $ 473,929
                                                                    =========


                     Unaudited - Subject to Material Change
                                                                               2